SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K
                              CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                     Date of report: November 21, 2001
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                     (Date of earliest event reported)

                           Law Companies Group, Inc.
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          (Exact name of Registrant as specified in its charter)

Georgia                                0-19239               58-0537111
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(State or other jurisdiction of     (Commission File      (I.R.S. Employer
incorporation or organization)       Number)               Identification No.)


1105 Sanctuary Parkway, Suite 300, Alpharetta, Georgia        30004
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(Address of principal executive offices)                    (Zip code)


                                 (770) 360-0600
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                (Registrant's telephone number including area code)

                                        N/A
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         (Former name and former address, if changed since last report)


Item 5.  Other Events

On November 20, 2001, Law Companies Group, Inc. ("Law") and MACTEC, Inc. ("MACTEC") announced that they had entered into a definitive merger agreement providing for the acquisition of all of the outstanding shares of preferred and common stock (collectively, the "Company Stock") by MACTEC. Terms of the agreement were not disclosed. The merger is subject to, among other things, certain regulatory approvals and approval by the shareholders of Law. The transaction is expected to close within 60 days. A copy of the press release is attached to this Form 8-K as Exhibit 99.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

c)      Exhibits

        99 Press release issued November 20, 2001 by MACTEC, Inc. and Law Companies Group, Inc.


                              SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Law Companies Group, Inc.

Date:  November 21, 2001                  By:  /s/ Robert B. Fooshee
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                                              Robert B. Fooshee
                                              Executive Vice President, Chief
                                              Financial Officer and Treasurer